                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 1, 1995


                           MCCLATCHY NEWSPAPERS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 1-9824                    94-0666175
--------------------------------  --------------       -------------------------
  (State or Other Jurisdiction     (Commission              (I.R.S. Employer
        of Incorporation)          File Number)          Identification Number)


         2100 "Q" Street, CA                                      95816
----------------------------------------                       ------------
(Address of principal executive offices)                        (Zip Code)


                                 (916) 321-1846
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 7.    Financial Statements and Exhibits.

(a) Interim financial statements of The News and Observer Publishing Company (N & O) as of July 31, 1995 and for the seven-month periods ended July 31, 1995 and 1994.

(b)        Pro forma combined financial statements of the Registrant and N & O.

    The interim financial statements and pro forma combined financial statements should be read in conjunction with the N & O's financial statements and notes thereto included under Item 7 (a) of Form 8-K/A, Amendment No. 1 dated August 1, 1995 and filed with the Securities and Exchange Commission on August 25, 1995, and the consolidated financial statements of McClatchy Newspapers, Inc. filed with the Securities Exchange Commission in the Company's 1994 Form 10-K and 1995 Forms 10-Q.

                    THE NEWS AND OBSERVER PUBLISHING COMPANY
                                  BALANCE SHEET
                                  JULY 31, 1995
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                     ASSETS

CURRENT ASSETS:
     Cash and temporary investments
        (including restricted cash of $5,532)                         $   8,182
     Trade receivables (less allowance of $986)                           9,156
     Newsprint, ink and other inventories                                   930
     Deferred taxes                                                       1,932
     Other current assets                                                 4,974
                                                                      ---------
              Total current assets                                       25,174

PROPERTY, PLANT AND EQUIPMENT:
     Land                                                                 6,810
     Buildings and improvements                                          22,674
     Equipment                                                           41,526
     Construction in progress                                            28,911
                                                                      ---------
              Total                                                      99,921
     Accumulated depreciation                                           (41,381)
                                                                      ---------
              Net property, plant and equipment                          58,540

INTANGIBLES - NET                                                         2,119
DEFERRED TAXES                                                            2,131
OTHER ASSETS                                                              1,525
                                                                      ---------

              TOTAL                                                   $  89,489
                                                                      =========

                     LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
     Accounts payable                                                 $   4,342
     Accrued compensation                                                 6,992
     Unearned revenue                                                     4,303
     Accrued interest                                                     4,077
     Carrier deposits                                                       988
     Other accrued liabilities                                              252
                                                                      ---------
              Total current liabilities                                  20,954

LONG-TERM DEBT                                                          117,000
DEFERRED COMPENSATION AND OTHER                                           7,439
COMMITMENTS AND CONTINGENCIES (NOTE 3)                                      700

SHAREHOLDERS' DEFICIT:
     Common stock                                                         4,460
     Retained deficit                                                   (61,064)
                                                                      ---------
              Total shareholders' deficit                               (56,604)
                                                                      ---------

              TOTAL                                                   $  89,489
                                                                      =========

See notes to interim financial statements

                    THE NEWS AND OBSERVER PUBLISHING COMPANY
                             STATEMENT OF OPERATIONS
                FOR THE SEVEN MONTHS ENDED JULY 31, 1995 AND 1994
                                   (UNAUDITED)
                                 (In thousands)

                                                        1995             1994
                                                      --------         --------
REVENUES - NET:
     Advertising                                      $ 51,887         $ 46,169
     Circulation                                        11,373           10,920
     Other                                               4,133            2,956
                                                      --------         --------
         Total                                          67,393           60,045

OPERATING EXPENSES:
     Compensation                                       30,189           24,454
     Newsprint and supplements                          11,299            8,234
     Depreciation and amortization                       3,136            2,066
     Other operating expenses                           18,366           15,384
                                                      --------         --------
         Total                                          62,990           50,138
                                                      --------         --------

OPERATING INCOME                                         4,403            9,907

NONOPERATING (EXPENSES) INCOME:
     Interest expense                                   (5,551)          (5,566)
     Interest income                                       337              252
     Other - net                                           172               22
                                                      --------         --------
         Total                                          (5,042)          (5,292)
                                                      --------         --------

(LOSS) INCOME BEFORE INCOME TAX PROVISION                 (639)           4,615

INCOME TAX PROVISION                                        24            1,952
                                                      --------         --------

NET (LOSS) INCOME                                     $   (663)        $  2,663
                                                      ========         ========


See notes to interim financial statements.

                    THE NEWS AND OBSERVER PUBLISHING COMPANY
                             STATEMENT OF CASH FLOWS
                FOR THE SEVEN MONTHS ENDED JULY 31, 1995 AND 1994
                                   (UNAUDITED)
                                 (In thousands)

                                                          1995           1994
                                                        --------       --------
CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net (loss) income                                       $   (663)      $  2,663
Reconciliation to net cash provided:
     Depreciation and amortization                         3,136          2,066
     Changes in assets and liabilities - net               3,172          1,933
     Other                                                 1,263            337
                                                        --------       --------
         Net cash provided by operating activities         6,908          6,999

CASH (USED) PROVIDED BY INVESTING ACTIVITIES:
Purchase of property, plant and equipment                (17,527)       (15,407)
Receipts of loans due                                        147             70
Other                                                        260           (409)
                                                        --------       --------
         Net cash used in investing activities           (17,120)       (15,746)

CASH (USED) PROVIDED BY FINANCING ACTIVITIES:
Repayments of long-term debt                                (813)          (187)
Proceeds of long-term debt                                11,375          2,000
Dividends                                                   (758)          (710)
Other                                                        184           --
                                                        --------       --------
         Net cash provided by financing activities         9,988          1,103

NET CHANGE                                                  (224)        (7,644)

CASH AND TEMPORARY INVESTMENTS,
     BEGINNING OF YEAR                                     8,406         17,998
                                                        --------       --------

CASH AND TEMPORARY INVESTMENTS,
     END OF PERIOD                                      $  8,182       $ 10,354
                                                        ========       ========

OTHER CASH FLOW INFORMATION:
Cash paid during the year for interest
     (net of amounts capitalized)                       $  5,551       $  5,566


See notes to interim financial statements.

                    THE NEWS AND OBSERVER PUBLISHING COMPANY
                      NOTES TO INTERIM FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.   NON-RECURRING EXPENSES

     In the opinion of Management, the interim financial statements contain all adjustments necessary to present fairly the Company's financial position, results of operations and cash flows for the interim periods presented. All entries are normal recurring entries except for the following adjustments in 1995:

- Special bonuses and lump-sum payments were granted to certain employees and retirees, respectively, resulting in a pre-tax charge of $2,400,000.

- A pre-tax charge related to an environmental clean-up (see Note 3) of $600,000 was recorded.

- A pre-tax charge of $252,000 related to The Philanthropy Journal, a newspaper published by the News and Observer Foundation. The News and Observer Foundation is no longer affiliated with the Company after July 31, 1995.

2.   INCOME TAXES

     The difference between income tax expense and the amount computed by applying the statutory federal income tax rate to income before income tax for the seven months ended July 31, 1995 and 1994 arises primarily from state income taxes (net of federal benefit), municipal interest income, goodwill amortization and other nondeductible expenses.

3.   COMMITMENTS AND CONTINGENCIES

     During 1992, the Company experienced a release of solvent/cleaning agents at a warehouse location. The Company engaged an independent consultant to evaluate the potential ground and soil contamination and to develop a plan to clean up the contamination on site. The resulting interim corrective action plan was approved by the State of North Carolina, and the Company entered into an agreement with the independent consultant to implement the approved plan. Management has estimated and accrued preliminary site clean up costs of $925,000 ($225,000 as a current liability) as of July 31, 1995, which are included in accrued expenses; however, additional costs may be incurred given the preliminary nature of the estimate.

     The Internal Revenue Service has audited the Company's tax returns for 1991-1993, and has proposed assessments primarily relating to taxable gains and the deductibility of certain expenses. The total amount of the assessments, including any interest and penalties, is approximately $1,350,000 at July 31, 1995. The Company is protesting the assessments and believes it will prevail. In the opinion of Management, adequate provision has been made for any taxes and interest resulting from these assessments and the ultimate outcome of these matters will not have a material, adverse effect on the Company's results of operation or financial position.

                           MCCLATCHY NEWSPAPERS, INC.
                                       AND
                    THE NEWS AND OBSERVER PUBLISHING COMPANY
                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)



     The accompanying unaudited pro forma combined balance sheet as of July 31, 1995 gives effect to the acquisition of The News and Observer Publishing Company (N & O) by McClatchy Newspapers, Inc. (McClatchy) as if the acquisition had occurred on July 31, 1995. The accompanying unaudited pro forma combined statements of operations give effect to such acquisition as if it had occurred on January 1st of the applicable year. The pro forma information is based on historical financial statements after giving effect to the transaction using the purchase method of accounting and the assumptions and adjustments in the notes to pro forma combined financial statements. The pro forma combined financial statements have been prepared on the basis of preliminary estimates of the fair values of the assets acquired.

     The pro forma combined financial statements have been prepared by McClatchy based upon the N & O's financial statements for the seven months ended July 31, 1995 and the financial statements of the N & O filed under Item 7 (a) of Form 8-K/A, Amendment No. 1 dated August 1, 1995 and filed with the Securities and Exchange Commission on August 25, 1995, which have been provided by N & O. This pro forma financial information is not necessarily indicative either of results of operations that would have occurred had the purchase been made at the beginning of the applicable year or of the future results of operations of the combined operations. The pro forma combined financial statements should be read in conjunction with the N & O's financial statements and notes thereto included herein and under Item 7 (a) of Form 8-K/A, Amendment No. 1, and the consolidated financial statements of McClatchy Newspapers, Inc. filed with the Securities and Exchange Commission in McClatchy's 1994 Form 10-K and 1995 Forms 10-Q.

                         MCCLATCHY NEWSPAPERS, INC. AND
                    THE NEWS AND OBSERVER PUBLISHING COMPANY
                  PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                                  JULY 31, 1995
                                 (In thousands)

                                     ASSETS

                                                                                         PRO FORMA
                                                             MCCLATCHY     NEWS &       ADJUSTMENTS              PRO FORMA
                                                            NEWSPAPERS    OBSERVER  INCREASE (DECREASE)           COMBINED
                                                            ----------    --------  -------------------           --------
CURRENT ASSETS:                                                                        (see Note 1)
     Cash and cash equivalents                              $ 121,305    $   8,182   $     (109,065)   (a)       $   20,422
     Trade accounts receivable                                 49,428        9,156              466    (c6)          59,050
     Other current assets                                      26,194        7,836           (3,935)   (c2)          30,095
                                                            ---------    ---------   --------------              ----------
         Total current assets                                 196,927       25,174         (112,534)                109,567

PROPERTY, PLANT AND
     EQUIPMENT - NET                                          273,090       58,540           25,202    (c1)         356,832
INTANGIBLES - NET                                             113,432        2,119          295,346    (b)          410,897
OTHER ASSETS                                                    6,400        3,656            3,963    (c5,c8)       14,019
                                                            ---------    ---------   --------------              ----------

         TOTAL ASSETS                                       $ 589,849    $  89,489   $      211,977              $  891,315
                                                            =========    =========   ==============              ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES                                         $  57,925    $  20,954   $         (337) (c3,c7)     $   78,542
LONG-TERM DEBT                                                     --      117,000          159,500  (a)            276,500
OTHER LONG-TERM OBLIGATIONS                                    22,241        8,139           (3,790) (c4)            26,590
DEFERRED TAXES                                                 50,537           --                                   50,537

STOCKHOLDERS' EQUITY:
     Common stock                                                 300        4,460           (4,460) (d)                300
     Additional paid-in capital                                62,186           --                                   62,186
     Retained earnings (deficit)                              397,031      (61,064)          61,064  (d)            397,031
     Treasury stock                                              (371)          --                                     (371)
                                                            ---------    ---------   ---------------             ----------
              Total stockholders' equity (deficit)            459,146      (56,604)           56,604                459,146
                                                            ---------    ---------   ---------------             ----------

              TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                       $ 589,849    $  89,489   $       211,977             $  891,315
                                                            =========    =========   ===============             ==========



See notes to pro forma combined financial statements.

                           MCCLATCHY NEWSPAPERS, INC.
                                       AND
                    THE NEWS AND OBSERVER PUBLISHING COMPANY
             PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR SEVEN MONTHS ENDED JULY 31, 1995
                    (In thousands, except per share amounts)

                                                                                        PRO FORMA
                                                MCCLATCHY             NEWS &           ADJUSTMENTS                PRO FORMA
                                               NEWSPAPERS            OBSERVER      INCREASE (DECREASE)             COMBINED
                                               ----------            --------      -------------------             --------
REVENUES - NET:                                                                        (see Note 2)
     Advertising                              $     214,890       $       51,887                                $     266,777
     Circulation                                     50,738               11,373                                       62,111
     Other                                           12,841                4,133                                       16,974
                                              -------------       --------------                                -------------
         Total                                      278,469               67,393                                      345,862

OPERATING EXPENSES:
     Compensation                                   119,326               30,189         $     (3,284)   (d)          146,231
     Newsprint and supplements                       49,840               11,299                                       61,139
     Depreciation and amortization                   21,750                3,136                4,856    (a)           29,742
     Other operating expenses                        53,698               18,366                 (718)   (e)           71,346
                                              -------------       --------------         ------------           -------------
         Total                                      244,614               62,990                  854                 308,458
                                              -------------       --------------         ------------           -------------

OPERATING INCOME                                     33,855                4,403                 (854)                 37,404

INTEREST EXPENSE                                        (27)              (5,551)              (2,450)   (b)           (8,028)
INTEREST INCOME                                       3,739                  337               (4,076)   (c)
OTHER NONOPERATING                                     (808)                 172                                         (636)
                                              -------------       --------------         ------------           -------------

INCOME (LOSS) BEFORE
     INCOME TAX PROVISION                            36,759                 (639)              (7,380)                 28,740
INCOME TAX PROVISION                                 15,045                   24                 (870)   (f)           14,199
                                              -------------       --------------         ------------           -------------

NET INCOME                                    $      21,714       $         (663)        $     (6,510)          $      14,541
                                              =============       ==============         ============           =============

NET INCOME PER COMMON SHARE                           $0.72                                                             $0.48
                                                      =====                                                             =====

WEIGHTED-AVERAGE COMMON SHARES                       30,007                                                            30,007

See notes to pro forma combined financial statements.

                           MCCLATCHY NEWSPAPERS, INC.
                                       AND
                    THE NEWS AND OBSERVER PUBLISHING COMPANY
             PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR YEAR ENDED DECEMBER 31, 1994
                    (In thousands, except per share amounts)

                                                                                        PRO FORMA
                                             MCCLATCHY              NEWS &             ADJUSTMENTS                    PRO FORMA
                                             NEWSPAPERS            OBSERVER         INCREASE (DECREASE)               COMBINED
                                             ----------            --------         -------------------               --------
REVENUES - NET:                                                                        (see Note 2)
     Advertising                           $     368,068        $       82,930                                     $     450,998
     Circulation                                  85,017                18,728                                           103,745
     Other                                        18,333                 5,497                                            23,830
                                           -------------        --------------                                     -------------
         Total                                   471,418               107,155                                           578,573

OPERATING EXPENSES:
     Compensation                                202,368                43,281        $      (1,123)  (d)                244,526
     Newsprint and supplements                    67,505                15,195                                            82,700
     Depreciation and amortization                38,140                 4,206                9,480   (a)                 51,826
     Other operating expenses                     91,537                26,944                 (409)  (e)                118,072
                                           -------------        --------------        -------------                -------------
         Total                                   399,550                89,626                7,948                      497,124
                                           -------------        --------------        -------------                -------------

OPERATING INCOME                                  71,868                17,529               (7,948)                      81,449

INTEREST EXPENSE                                     (33)               (9,553)                (741)  (b)                (10,327)
INTEREST INCOME                                    3,247                   363               (3,610)  (c)
PARTNERSHIP LOSSES                                (5,469)                                                                 (5,469)
OTHER NONOPERATING                                   (48)                  111                                                63
                                           -------------        --------------        -------------                -------------

INCOME BEFORE
     INCOME TAX PROVISION                         69,565                 8,450              (12,299)                      65,716
INCOME TAX PROVISION                              22,920                 3,424                 (913)  (f)                 25,431
                                           -------------        --------------        -------------                -------------

NET INCOME                                 $      46,645        $        5,026        $     (11,386)               $      40,285
                                           =============        ==============        =============                =============

NET INCOME PER COMMON SHARE                        $1.58                                                                   $1.36
                                                   =====                                                                   =====

WEIGHTED-AVERAGE COMMON SHARES                    29,583                                                                  29,583


See notes to pro forma combined financial statements.

                           MCCLATCHY NEWSPAPERS, INC.
                                       AND
                    THE NEWS AND OBSERVER PUBLISHING COMPANY
                           NOTES TO PRO FORMA COMBINED
                        FINANCIAL STATEMENTS (UNAUDITED)



1.   PRO FORMA ADJUSTMENTS TO COMBINED BALANCE SHEET

     (a) The following amounts reflect McClatchy's investment in N & O, assuming the refinancing of N & O debt (in thousands):

           Cash paid                                                                    $          109,065
           New bank financing                                                                      148,000
           N & O debt assumed                                                                      117,000
           N & O debt prepayment penalty                                                            11,500
                                                                                        ------------------

           Investment in N & O                                                          $          385,565
                                                                                        ==================

     (b) The pro forma combined balance sheet reflects excess purchase price over identifiable assets acquired as follows (in thousands):

           Investment in N & O                                                          $          385,565
           Add:  N & O shareholder deficit, as reported                                             56,604
           Add:  Elimination of previously recorded
                    N & O intangible assets                                                          2,119
           Less:  N & O debt                                                                      (117,000)
           Less:  Increase in carrying values of net assets
                    to adjust to fair value (see "c" below)                                        (45,682)
                                                                                        ------------------

           Excess purchase price over net assets acquired                               $          281,606
                                                                                        ==================

           The pro forma adjustment to intangibles consists of:
           Excess purchase price over net assets acquired                               $          281,606
           Identifiable intangibles acquired (see "c" below)                                        15,859
           Elimination of previously recorded N & O intangibles                                     (2,119)
                                                                                        ------------------

           Net adjustment to intangibles                                                $          295,346
                                                                                        ==================

     (c) The pro forma combined balance sheet reflects increases (decreases) to carrying values of net assets as follows (in thousands):

           Adjust property and equipment to estimated fair value                        $          25,202    (c1)
           Record identifiable intangibles acquired
             (principally customer lists)                                                           15,859   (b)
           Reflect collection of notes receivable from
             selling shareholders                                                                   (3,935)  (c2)
           Adjust pension accounts in accordance
              with McClatchy policies:
                Current liability                                                                      591   (c3)
                Long-term liability                                                                  3,790   (c4)
                Current asset                                                                          555   (c5)
           Calculate reserve for bad debts in accordance
             with McClatchy policies                                                                   466   (c6)
           Accrue miscellaneous acquisition costs                                                     (254)  (c7)
           Adjust deferred income taxes for above items                                              3,408   (c8)
                                                                                        ------------------

                                                                                        $           45,682
                                                                                        ==================

     (d) In accordance with the purchase method of accounting, N & O's stockholder accounts are eliminated as of the date of acquisition.

2.   PRO FORMA ADJUSTMENTS TO COMBINED STATEMENTS OF OPERATIONS

     The following adjustments are incorporated in the pro forma combined statements of operations for the seven months ended July 31, 1995 and year ended December 31, 1994 (in thousands):

                                                                                    Increase (Decrease) in Income
                                                                                    -----------------------------
                                                                                      1995                 1994
                                                                                      ----                 ----
    (a)  Increase in depreciation and amortization resulting from                 $  (4,856)             $  (9,480)
         adjustment of carrying value of property, plant and
         equipment and intangibles.

    (b)  Increase in interest expense on assumed borrowings net                      (2,450)                  (741)
         of additional interest that would have been capitalized
         on construction projects, assuming 6.25% interest rate
         in 1995 and 4.6 % in 1994.

    (c)  Decrease in interest income, as invested cash of                            (4,076)                (3,610)
         both operations would have been used to reduce
         assumed borrowings.

                                                                                   Increase (Decrease) in Income
                                                                                   -----------------------------
                                                                                      1995                1994
                                                                                      ----                ----
    (d)  Decrease in compensation due to the following:
         -    Changes in accounting and operating policies                               906                1,123
         -    Bonuses paid to certain employee shareholders
              and retirees in connection with the transaction                          2,378                  N/A

    (e)  Decrease in other operating expenses due to the following:
         -    Change in the method of accounting for bad debt expense                    466                  231
         -    Costs associated with The Philanthropy Journal                             252                  178

    (f)  Decrease in income taxes associated with (a) through (e) above.                 870                  913
                                                                                      ------               ------

     Net decrease in income                                                       $  (6,510)             $(11,386)
                                                                                  =========              ========

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   McClatchy Newspapers, Inc.
                               ---------------------------------
                                         (Registrant)




                            By       /s/ Karole Morgan-Prager
                               ---------------------------------
                                       Karole Morgan-Prager
                                       General Counsel and
                                       Corporate Secretary

Date:    October 13, 1995